497(e)
                                                                       333-81393

AXA Equitable Life Insurance Company ("AXA Equitable")
MONY Life Insurance Company of America ("MONY America")

SUPPLEMENT DATED AUGUST 25, 2011 TO THE CURRENT VARIABLE LIFE AND VARIABLE ANNUITY PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to the prospectuses and statements of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Certain variable investment options may not be available in all contracts and policies. Please note the following changes described below.


A. CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST (AS APPLICABLE TO YOUR AXA EQUITABLE AND MONY AMERICA CONTRACT OR POLICY)

PORTFOLIO SUB-ADVISER CHANGES

1. Effective on or about September 1, 2011, Earnest Partners, LLC will replace Alliance Bernstein L.P. as a Sub-Adviser to the Multimanager International Equity Portfolio. AXA Equitable Funds Management Group, LLC will continue to be its Investment Manager.

2. Effective on or about August 1, 2011, Bridgeway Capital Management, Inc. will no longer serve as a Sub-Adviser to the EQ/Calvert Socially Responsible Portfolio. Calvert Investment Management Inc. will continue to be its Sub-Adviser and AXA Equitable Funds Management Group, LLC will continue to be its Investment Manager.

For more information about these Portfolios, see "Portfolios of the Trusts" in the Prospectus.


B. CHANGE TO THE HIGHEST PERCENTAGE OF THE TOTAL ANNUAL PORTFOLIO EXPENSES (AS APPLICABLE TO YOUR AXA EQUITABLE POLICY OR YOUR MONY AMERICA INCENTIVE LIFE LEGACY AND INCENTIVE LIFE LEGACY II POLICIES)

     See "Portfolio operating expenses expressed as an annual percentage of daily net assets," in "Risk/benefit summary: Charges and expenses you will pay."

     The highest total annual portfolio operating expense for the Templeton Developing Markets Securities Portfolio has been reduced from 1.76% to 1.62%.




     DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN CONTRACTS
               CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

              COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY.
             COPYRIGHT 2011 MONY LIFE INSURANCE COMPANY OF AMERICA.
                              ALL RIGHTS RESERVED.


                      AXA Equitable Life Insurance Company
                    MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234


IM-24-08 (8/11)                                              Cat.# 147316 (8/11)
NB/IF (SAR)                                                               x03632